                   ADESSO SPECIALTY SERVICES ORGANIZATION INC.



                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT


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                                TABLE OF CONTENTS

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
1.       GENERAL......................................................................................................1

         1.1      Definitions.........................................................................................1

2.       REGISTRATION; RESTRICTIONS ON TRANSFER.......................................................................3

         2.1      Restrictions on Transfer............................................................................3
         2.2      Demand Registration.................................................................................4
         2.3      Piggyback Registrations.............................................................................5
         2.4      Form S-3 Registration...............................................................................6
         2.5      Expenses of Registration............................................................................7
         2.6      Obligations of the Corporation......................................................................7
         2.7      Termination of Registration Rights..................................................................9
         2.8      Delay of Registration; Furnishing Information.......................................................9
         2.9      Indemnification.....................................................................................9
         2.10     Assignment of Registration Rights..................................................................11
         2.11     Amendment of Registration Rights...................................................................12
         2.12     Limitation on Subsequent Registration Rights.......................................................12
         2.13     "Market Stand-Off" Agreement.......................................................................12
         2.14     Rule 144 Reporting.................................................................................12

3.       COVENANTS OF THE CORPORATION................................................................................13

         3.1      Basic Financial Information and Reporting..........................................................13
         3.2      Inspection Rights..................................................................................14
         3.3      Confidentiality of Records.........................................................................14
         3.4      Reservation of Common Stock........................................................................14
         3.5      Stock Vesting......................................................................................14
         3.6      Proprietary Information and Inventions Agreement...................................................14
         3.7      Real Property Holding Corporation..................................................................14
         3.8      Assignment of Right to Repurchase..................................................................15
         3.9      Termination of Covenants...........................................................................15

4.       RIGHTS OF FIRST REFUSAL.....................................................................................15

         4.1      Subsequent Offerings...............................................................................15
         4.2      Exercise of Rights.................................................................................16
         4.3      Issuance of Equity Securities to Other Persons.....................................................16
         4.4      Termination of Rights of First Refusal.............................................................16
         4.5      Transfer of Rights of First Refusal................................................................16
         4.6      Excluded Securities................................................................................16
         4.7      Special Series C Right of First Refusal............................................................17

5.       AMENDMENT AND RESTATEMENT...................................................................................17

         5.1      Amendment and Restatement..........................................................................17

6.       MISCELLANEOUS...............................................................................................17
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                                      -i-

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                                TABLE OF CONTENTS
                                   (CONTINUED)

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


         6.1      Governing Law......................................................................................17
         6.2      Survival...........................................................................................17
         6.3      Successors and Assigns.............................................................................18
         6.4      Severability.......................................................................................18
         6.5      Amendment and Waiver...............................................................................18
         6.6      Delays or Omissions................................................................................18
         6.7      Notices............................................................................................18
         6.8      Attorneys' Fees....................................................................................19
         6.9      Titles and Subtitles...............................................................................19
         6.10     Pronouns...........................................................................................19
         6.11     Counterparts.......................................................................................19
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                                      -ii-

                               INDEX OF EXHIBITS
                               -----------------


Schedule of Purchasers                                 Exhibit A

Restated Articles                                      Exhibit B

Schedule of Exceptions                                 Exhibit C

Amended and Restated Investors' Rights Agreement       Exhibit D

Amended and Restated Co-Sale Agreement                 Exhibit E

Amended and Restated Voting Agreement                  Exhibit F

List of Shareholders                                   Exhibit G

Proprietary Information and Inventions Agreement       Exhibit H

Form of Legal Opinion                                  Exhibit I

                              AMENDED AND RESTATED

                           INVESTORS' RIGHTS AGREEMENT

         THIS AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "Agreement") is entered into as of the 6th day of April, 2000, by and among ADESSO SPECIALTY SERVICES ORGANIZATION INC., a California corporation (the "Corporation"), the holders of the Corporation's Series A Preferred Stock (the "Series A Stock"), Series B Preferred Stock (the "Series B Stock"), Series C Preferred Stock (the "Series C Stock"), Series D Preferred Stock (the "Series D Stock"), and Series E Preferred Stock (the "Series E Stock") set forth on Exhibit A hereto and Richard
B. Lanman (the "Founder"). The holders of the Series A Stock, Series B Stock, Series C Stock, Series D Stock, and Series E Stock shall be referred to hereinafter as the "Investors" and each individually as an "Investor." This Agreement is being entered into pursuant to Section 5.1 of that certain Series E Preferred Stock Purchase Agreement of even date herewith between the Corporation and the Purchasers set forth on Exhibit A thereto (the "Purchase Agreement").

                                    RECITALS

         WHEREAS, certain Investors hold shares of the Corporation's Series A Stock, Series B Stock, Series C Stock, Series D Stock and/or shares of Common Stock issued upon conversion thereof and possess registration rights, information rights, and other rights provided pursuant to an Amended and Restated Investors' Rights Agreement dated as of December 10, 1997, between the Corporation, the Founder and such Investors (the "Prior Agreement");

         WHEREAS, the Corporation, the Founder and the undersigned Investors who hold Series A Stock, Series B Stock, Series C, and Series D Stock desire to terminate the Prior Agreement and to provide to such Investors the rights created pursuant hereto in lieu of the rights granted to it under the Prior Agreement;

         WHEREAS, the Corporation and certain of the Investors have entered into an agreement or agreements for sale by the Corporation and purchase by such Investors of Series E Stock; and

         WHEREAS, in connection with the purchase and sale of the Corporation's Series E Stock pursuant to the Purchase Agreement, the Corporation and the Investors desire to provide for the registration of the Common Stock issued upon conversion or exercise of the Series E Stock and the granting of certain other rights to the Investors according to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements, covenants and considerations and releases contained herein, the parties hereby agree as follows:

1. GENERAL

         1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

         "INITIAL OFFERING" means the Corporation's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

         "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

         "REGISTRABLE SECURITIES" means (i) Common Stock of the Corporation issued or issuable upon conversion of the Shares; (ii) Common Stock issued or issuable upon conversion of any Shares issued upon exercise of the Warrants; and
(iii) any Common Stock of the Corporation issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

         "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Corporation's Common Stock that are Registrable Securities and either (1) are then issued and outstanding or (2) are issuable pursuant to then exercisable or convertible securities.

         "REGISTRATION EXPENSES" shall mean all expenses incurred by the Corporation in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Corporation, reasonable fees and disbursements not to exceed Twenty-five Thousand Dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Corporation which shall be paid in any event by the Corporation).

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

         "SHARES" shall mean the Corporation's Series A Stock, Series B Stock, Series C Stock, Series D Stock, and Series E Stock.

         "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Corporation with the SEC.

         "SEC" or "COMMISSION" means the Securities and Exchange Commission.

         "WARRANTS" shall mean warrants to purchase Series A Stock held by the Investors.

2. REGISTRATION; RESTRICTIONS ON TRANSFER

         2.1 RESTRICTIONS ON TRANSFER.

                  (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                           (i) There is then in effect a registration statement
under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                           (ii) (A) The transferee has agreed in writing to be
bound by this Section 2.1, with the exception of transfers made pursuant to Rule 144 following the Initial offering (B) such Holder shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Corporation, such Holder shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Corporation will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                           (iii) Notwithstanding the provisions of paragraphs
(i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder that is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (D) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 2.1 to the same extent as if he were an original Holder hereunder.

                  (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws or as provided elsewhere in this Agreement):

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE CORPORATION HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (c) The Corporation shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Corporation) reasonably acceptable to the

Corporation to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

                  (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Corporation of an order of the appropriate blue sky authority authorizing such removal.

         2.2 DEMAND REGISTRATION.

                  (a) Subject to the conditions of this Section 2.2, if the Corporation shall receive a written request from the Holders of at least a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Corporation file a registration statement under the Securities Act covering the registration of Registrable Securities having an aggregate offering price to the public of not less than $5,000,000, then the Corporation shall, within ten days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered within 20 days of the mailing of such notice by the Corporation in accordance with Section 6.7.

                  (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Corporation as a part of their request made pursuant to this Section 2.2 and the Corporation shall include such information in the written notice referred to in Section 2.2(a). In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Corporation). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Corporation that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Corporation shall so advise all Holders of Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a pro rata basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders) PROVIDED, HOWEVER, that the number of Registrable Securities to be included in the underwriting shall not be reduced unless all other securities are first entirely excluded from the offering. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

                  (c) The Corporation shall not be required to effect a registration pursuant to this Section 2.2:

                           (i) prior to the earlier to occur of (A) 180 days
after the Initial Offering and (B) the second anniversary of the date of this Agreement; or

                           (ii) after the Corporation has effected two
registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective; or

                           (iii) during the period starting with the date of
filing of, and ending on the date 180 days following the effective date of the registration statement pertaining to the Initial Offering; or

                           (iv) if within ten days of receipt of a written
request from Initiating Holders pursuant to Section 2.2(a), the Corporation gives notice to the Holders of the Corporation's intention to make its Initial Offering within 90 days; or

                           (v) if the Corporation shall furnish to Holders
requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such registration statement to be effected at such time, in which event the Corporation shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided that such right to delay a request shall be exercised by the Corporation not more than once in any twelve month period.

         2.3 PIGGYBACK REGISTRATIONS. The Corporation shall notify all Holders and the Founder in writing at least 30 days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Corporation (including, but not limited to, registration statements relating to secondary offerings of securities of the Corporation, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder and the Founder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder or shares of Common Stock held by the Founder. The Founder and each Holder desiring to include in any such registration statement all or any part of the Common Stock or Registrable Securities held by it, respectively, shall, within 15 days after the above-described notice from the Corporation, so notify the Corporation in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder or shares of Common Stock held by the Founder. If the Founder or a Holder decides not to include all of its Common Stock or Registrable Securities, respectively, in any registration statement thereafter filed by the Corporation, such Founder or Holder shall nevertheless continue to have the right to include any Common Stock or Registrable Securities, respectively, in any subsequent registration statement or registration statements as may be filed by the Corporation with respect to offerings of its securities, all upon the terms and conditions set forth herein.

                  (a) UNDERWRITING. If the registration statement under which the Corporation gives notice under this Section 2.3 is for an underwritten offering, the Corporation shall so advise the Holders of Registrable Securities and the Founder. In such event, the right of any such Holder or Founder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's or Founder's participation in such underwriting and the inclusion of such Holder's Registrable Securities or shares of such Founder's Common Stock in the underwriting to the extent provided herein. Each Holder and Founder proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Corporation. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Corporation; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; third, to the Founder, for an amount of shares not to exceed 150,000 (as adjusted for stock splits and combinations); and fourth, to any shareholder of the Corporation (other than a Holder or the Founder) on a pro rata basis. No such reduction shall reduce the securities being offered by the Corporation for its own account to be included in the registration and underwriting, and in no event shall the amount of securities of the selling Holders included in the registration be reduced below 25% of the total amount of securities included in such registration, unless such offering is the Initial Offering and such registration does not include shares of any other selling shareholders, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than two-thirds of the Registrable Securities proposed to be sold in the offering.

                  (b) RIGHT TO TERMINATE REGISTRATION. The Corporation shall have the right to terminate or withdraw any registration initiated by it under this Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Corporation in accordance with Section 2.5 hereof.

         2.4 FORM S-3 REGISTRATION. In case the Corporation shall receive from any Holder or Holders of Registrable Securities a written request or requests that the Corporation effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Corporation will:

                  (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                  (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Corporation; provided, however, that the Corporation shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4

                           (i) if Form S-3 (or any successor or similar form) is
not available for such offering by the Holders, or

                           (ii) if the Holders, together with the holders of any
other securities of the Corporation entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000, or

                           (iii) if the Corporation shall furnish to the Holders
a certificate signed by the Chairman of the Board of Directors of the Corporation stating that in the good faith judgment of the Board of Directors of the Corporation, it would be seriously detrimental to the Corporation and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Corporation shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, that such right to delay a request shall be exercised by the Corporation not more than once in any 12 month period, or

                           (iv) in any particular jurisdiction in which the
Corporation would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

                  (c) Subject to the foregoing, the Corporation shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders.

                  (d) Registrations effected pursuant to this Section 2.4 shall not be counted as demand for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

         2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Corporation. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered pro rata on the basis of the number of shares so registered. The Corporation shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Corporation of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Corporation is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

         2.6 OBLIGATIONS OF THE CORPORATION. Whenever required to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 90 days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

                  (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Corporation for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Corporation, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

                  (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Corporation are then listed.

                  (i) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

         2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted to a Holder under this Section 2 shall terminate and be of no further force and effect five years after the Initial Offering. In addition, a Holder's registration rights shall expire if (i) the Corporation has completed its Initial Offering and is subject to the provisions of the Exchange Act, (ii) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Corporation's outstanding Common Stock (treating all shares of convertible Preferred Stock on an as converted basis) and (iii) all Registrable Securities held by and issuable to such Holder may be sold under Rule 144 during any 90 day period.

         2.8 DELAY OF REGISTRATION; FURNISHING INFORMATION.

                  (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

                  (b) It shall be a condition precedent to the obligations of the Corporation to take any action pursuant to Section 2.2, 2.3 or 2.4 on behalf of any selling Holder that such selling Holder shall furnish to the Corporation such information regarding itself, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities.

                  (c) The Corporation shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.8(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Corporation's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

         2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

                  (a) To the extent permitted by law, the Corporation will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Corporation: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Corporation will reimburse each such Holder, partner, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Corporation, which consent shall not be unreasonably withheld, nor shall the Corporation be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

                  (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Corporation, each of its directors and officers and each person, if any, who controls the Corporation within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Corporation or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Corporation or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; provided, however, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this Section 2.9 exceed the proceeds from the offering received by such Holder.

                  (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

                  (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

                  (e) The obligations of the Corporation and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (f) Notwithstanding this Section 2.9, to the extent the provisions for indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the provisions of this Section 2.9, the indemnification and contribution provisions contained in such underwriting agreement shall control.

         2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Corporation to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that
(i) is a subsidiary, parent, general partner, limited partner or retired partner or affiliate of a Holder, (ii) is a Holder's family member or trust for the benefit of an individual Holder, or (iii) acquires at least 50,000 shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (A) the transferor shall, within ten days after such transfer, furnish to the Corporation written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

         2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder, the Founder and the Corporation. By acceptance of any benefits under this Section 2, Holders of Registrable Securities and the Founder hereby agree to be bound by the provisions hereunder.

         2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Corporation shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Corporation that would grant such holder registration rights equal to or senior to those granted to the Holders hereunder.

         2.13 "MARKET STAND-OFF" AGREEMENT. If requested by the Corporation or the representative of the underwriters of Common Stock (or other securities) of the Corporation, each Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Corporation held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters not to exceed 180 days following the effective date of a registration statement of the Corporation filed under the Securities Act, provided that:

                  (a) such agreement shall apply only to the Corporation's Initial Offering; and

                  (b) all officers and directors of the Corporation enter into similar agreements.

         The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Corporation may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said 180 day period.

         2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Corporation agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Corporation for an offering of its securities to the general public;

                  (b) File with the SEC, in a timely manner, all reports and other documents required of the Corporation under the Exchange Act;

                  (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Corporation as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Corporation; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

                  (d) Take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Corporation for the offering of its securities to the general public is declared effective.

3. COVENANTS OF THE CORPORATION.

         3.1 BASIC FINANCIAL INFORMATION AND REPORTING.

                  (a) The Corporation will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

                  (b) As soon as practicable after the end of each fiscal year of the Corporation, and in any event within 120 days thereafter, the Corporation will furnish each Investor a consolidated balance sheet of the Corporation, as at the end of such fiscal year, and a consolidated statement of operations, a consolidated statement of cash flows of the Corporation and a consolidated statement of shareholder equity, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent auditors of national standing selected by the Corporation's Board of Directors.

                  (c) The Corporation will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Corporation, and in any event within 45 days thereafter, a consolidated balance sheet of the Corporation as of the end of each such quarterly period, and a consolidated statement of operations and a consolidated statement of cash flows of the Corporation for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and normal year-end audit adjustments may not have been made.

                  (d) So long as an Investor (with its affiliates) shall own not less than 50,000 shares of Registrable Securities (as adjusted for stock splits and combinations) (a "Major Investor"), the Corporation will furnish each such Major Investor (i) at least 30 days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within 30 days thereafter, a consolidated balance sheet of the Corporation as of the end of each such month, and a consolidated statement of operations and a consolidated statement of cash flows of the Corporation for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and normal year-end audit adjustments may not have been made.

         3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Corporation or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Corporation or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Corporation shall not be obligated under this Section 3.2 with respect to a competitor of the Corporation or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

         3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Corporation identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Corporation as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

         3.4 RESERVATION OF COMMON STOCK. The Corporation will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

         3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over a four year period. With respect to any shares of stock purchased by any such person, the Corporation's repurchase option shall provide that upon such person's termination of employment or service with the Corporation, with or without cause, the Corporation or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

         3.6 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Corporation shall require all directors, officers, consultants and employees who have access to confidential information of the Corporation to execute and deliver a Proprietary Information and Inventions Agreement substantially in the form attached to the Purchase Agreement.

         3.7 REAL PROPERTY HOLDING CORPORATION. The Corporation covenants that it will operate in a manner such that it will not become a "United States real property holding corporation" as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder ("FIRPTA"). The Corporation agrees to make determinations as to its status as a USRPHC, and will file statements concerning those determinations with the Internal Revenue Service, in the manner and at the times required under

Reg. Section 1.897-2(h), or any supplementary or successor provision thereto. Within 30 days of a request from an Investor or any of its partners, the Corporation will inform the requesting party, in the manner set forth in Reg.
Section 1.897-2(h)(1)(iv) or any supplementary or successor provision thereto, whether that party's interest in the Corporation constitutes a United States real property interest (within the meaning of Internal Revenue Code Section 897(c)(1) and the regulations thereunder) and whether the Corporation has provided to the Internal Revenue Service all required notices as to its USRPHC status.

         3.8 ASSIGNMENT OF RIGHT TO REPURCHASE. The Corporation agrees that in the event that the Corporation declines to exercise in full the Right of First Refusal set forth in the Common Stock Purchase Agreement between such Founder and the Corporation (the "Right of First Refusal"), the Corporation will provide each Investor with notice of such determination at least 15 days prior to the end of the period in which the Right of First Refusal expires under such Common Stock Purchase Agreement. Each Investor shall then have the right, exercisable by notice prior to the end of such period, to exercise such Right of First Refusal as the Corporation's assignee on a pro rata basis (based upon the number of shares of Registrable Securities) held by such Investor relative to the aggregate number of shares of Registrable Securities held by all Investors); provided that if fewer than all Investors elect to participate, the Founders Stock that would otherwise be allocated to non-participating Investors shall be allocated to each participating Investor in a manner such that each participating Investor is entitled to purchase at least such participating Investor's pro rata portion of such unallocated Founders Stock (based upon the number of Shares of Common Stock held by all participating Investors) or such different number of shares as the participating Investor shall mutually agree. Upon expiration or exercise of the Right of First Refusal, the Corporation will provide notice to all Investors as to whether or not the Right or First Refusal has been exercised by the Corporation or the Investors.

         3.9 TERMINATION OF COVENANTS. All covenants of the Corporation contained in Section 3 of this Agreement shall expire and terminate as to each Investor on the effective date of the registration statement pertaining to the Initial Offering.

4. RIGHTS OF FIRST REFUSAL.

         4.1 SUBSEQUENT OFFERINGS. Each Major Investor shall have a right of first refusal to purchase its pro rata share of all Equity Securities, as defined below, that the Corporation may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's pro rata share is equal to the ratio of (A) the number of shares of the Corporation's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) that such Investor is deemed to be a holder of immediately prior to the issuance of such Equity Securities to (B) the total number of shares of the Corporation's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Corporation, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

         4.2 EXERCISE OF RIGHTS. If the Corporation proposes to issue any Equity Securities, it shall give each Major Investor written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Corporation proposes to issue the same. Each Major Investor shall have 15 days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Corporation and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Corporation shall not be required to offer or sell such Equity Securities to any Investor who would cause the Corporation to be in violation of applicable federal securities laws by virtue of such offer or sale.

         4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Major Investors elect to purchase their pro rata share of the Equity Securities, then the Corporation shall promptly notify in writing the Major Investors who do so elect and shall offer such Major Investors the right to acquire such unsubscribed shares. Each Major Investor so notified shall have five days after receipt of such notice to notify the Corporation of its election to purchase all or a portion thereof of the unsubscribed shares. If the Major Investors fail to exercise in full the rights of first refusal, the Corporation shall have 90 days thereafter to sell the Equity Securities in respect of which the Major Investor's rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Corporation's notice to the Investors pursuant to Section 4.2 hereof. If the Corporation has not sold such Equity Securities within 90 days of the notice provided pursuant to Section 4.2, the Corporation shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Major Investors in the manner provided above.

         4.4 TERMINATION OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to, the Corporation's Initial Offering.

         4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Major Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

         4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity
Securities:

                  (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to the Corporation or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

                  (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Corporation of such rights or agreements;

                  (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

                  (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Corporation;

                  (e) shares of Common Stock issued upon conversion of the Shares; or

                  (f) any Equity Securities issued pursuant to any equipment leasing arrangement, or debt financing from a bank or similar financial institution.

         4.7 SPECIAL SERIES C RIGHT OF FIRST REFUSAL. Notwithstanding any other provisions of this Section 4, for so long as New Enterprise Associates VII, L.P. ("NEA VII") or any funds affiliated with New Enterprise Associates hold at least 400,000 shares of Series C Preferred Stock of the Corporation, or shares of Common Stock issuable upon conversion of Series C Preferred Stock, NEA VII shall have the right to participate in any subsequent sale of Series C Preferred Stock by the Corporation, on the same terms and conditions of such subsequent sale, to the extent necessary to maintain its pro rata share of all outstanding shares of Series C Preferred Stock. NEA VII's pro rata share of Series C Preferred Stock is equal to the ratio of (A) the number of shares of Series C Preferred Stock (including all shares of Common Stock issued or issuable on conversion of the Series C Preferred Stock) that NEA VII and any funds affiliated with New Enterprise Associates are deemed to be holders immediately prior to any subsequent sale of Series C Preferred Stock to (B) the total number of shares of the Corporation's outstanding Series C Preferred Stock immediately prior to any subsequent sale of Series C Preferred Stock.

5. AMENDMENT AND RESTATEMENT.

         5.1 AMENDMENT AND RESTATEMENT. Effective upon the closing of the sale and issuance of the Series E Stock on the date hereof, all provisions of, rights granted and covenants made in the Prior Agreement and any other agreement between the Corporation, the Investors and the Founder, are hereby waived, released and terminated in their entirety and shall have no further force or effect whatsoever. The rights and covenants contained in this Agreement set forth the sole and entire agreement among the Corporation, the Investors and the Founder on the subject matter hereof and supersede any and all rights granted or covenants made under any prior agreement.

6. MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California.

         6.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Corporation pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Corporation hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; provided, however, that prior to the receipt by the Corporation of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Corporation may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

         6.4 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.5 AMENDMENT AND WAIVER.

                  (a) Except as otherwise expressly provided, any term of this Agreement may be amended or modified only upon the written consent of the Corporation and the holders of at least a majority of the Registrable Securities.

                  (b) Except as otherwise expressly provided, the obligations of the Corporation and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities; PROVIDED, HOWEVER, that any amendment which would adversely affect the Founder in a manner different than the Holders, shall additionally require the consent of the Founder.

                  (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Corporation to include additional purchasers of Series E Preferred Stock in accordance with Section 2.3 of the Purchase Agreement as "Investors," "Holders" and parties hereto.

         6.6 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Corporation under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

         6.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten days' advance written notice to the other parties hereto.

         6.8 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         6.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         6.10 PRONOUNS. All pronouns contained herein and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the parties hereto may require.

         6.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



CORPORATION:                              INVESTORS:

                                          SEQUOIA CAPITAL VI
                                          SEQUOIA TECHNOLOGY PARTNERS VI
ADESSO SPECIALTY SERVICES                 ----------------------------------
ORGANIZATION INC.                         (Print Name of Purchaser)


By:/s/ Brian K. Barnard                   By: /s/ THOMAS STEPHENSON
  ------------------------------              ------------------------------
   Brian K. Barnard                       (Signature)
   Chief Executive Officer

                                          Title: General Partner
                                                ----------------------------
                                          Address:
                                                  --------------------------
                                                  --------------------------


FOUNDER:


/s/ Richard B. Lanman
--------------------------------
Richard B. Lanman, M.D.


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.

                                        INVESTORS:

                                        TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
                                        A Delaware Limited Partnership
                                        By: Technology Funding Inc., Managing General Partner
                                        -----------------------------------------------------
                                        (Print Name of Purchaser)


                                        By: /s/ GREGORY T. GEORGE
                                            ------------------------------------
                                        (Signature)


                                        Title: Vice President
                                              ----------------------------------
                                        Address: 2000 Alameda de las Pulgas
                                                --------------------------------
                                                 San Mateo, CA 94403
                                                --------------------------------


                                        TECHNOLOGY FUNDING PARTNERS III, L.P.,
                                        A Delaware Limited Partnership


                                        By: Technology Funding Inc.,
                                            Managing General Partner

                                        By: /s/ GREGORY T. GEORGE
                                            ------------------------------------

                                        Title: Vice President
                                              ----------------------------------


TECHNOLOGY FUNDING VENTURE PARTNERS V,  TECHNOLOGY FUNDING VENTURE PARTNERS V,
AN AGGRESSIVE GROWTH FUND, L.P.         AN AGGRESSIVE GROWTH FUND, L.P.
A Delaware Limited Partnership          A Delaware Limited Partnership


By: Technology Funding Inc.,            By: Technology Funding Inc.,
    Managing General Partner                Managing General Partner

By: /s/ GREGORY T. GEORGE               By: /s/ GREGORY T. GEORGE
    -----------------------------------     ------------------------------------

Title: Vice President                   Title: Vice President
      ---------------------------------       ----------------------------------




                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.

                                        INVESTORS:

                                        HYBRID VENTURE PARTNERS, L.P., a
                                        Delaware limited partnership


                                        BY:  Rosemont Venture Management I, L.L.C.
                                             Its General Partner


                                        By:  /s/ MANUEL A. HENRIQUEZ
                                            ------------------------------------
                                        Name: Manuel A. Henriquez
                                             -----------------------------------
                                        Title: Managing Member


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         NEA Presidents Fund, L.P.
                                         By: NEA General Partners, L.P.
                                         By: General Partner
                                         ---------------------------------------
                                         (Print Name of Purchaser)


                                         By: RONALD KASE
                                            ------------------------------------
                                         (Signature)


                                         Title: General Partner
                                               ---------------------------------
                                         Address: 2490 Sand Hill Road
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------



                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         NEA Ventures 1997, Limited Partnership
                                         By: Vice President
                                            ------------------------------------
                                         (Print Name of Purchaser)


                                         By: /s/ JUNE GREATHOUSE
                                            ------------------------------------
                                         (Signature)


                                         Title: Vice President
                                               ---------------------------------
                                         Address: 2490 Sand Hill Road
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------


                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.


                                       INVESTORS:

                                       NEW ENTERPRISES ASSOCIATES VII, LIMITED
                                        PARTNERSHIP
                                       By: NEA Partners VII, Limited Partnership
                                           Its General Partner
                                       ---------------------------------------
                                       (Print Name of Purchaser)


                                       By: RONALD KASE
                                           -----------------------------------
                                       (Signature)


                                       Title: General Partner
                                             ---------------------------------
                                       Address: 2490 Sand Hill Road
                                               -------------------------------
                                                Menlo Park, CA 94025
                                               -------------------------------




                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



                                         INVESTORS:

                                         InterWest Partners VI, L.P.
                                         InterWest Investors VI, L.P.
                                         ---------------------------------------
                                         (Print Name of Purchaser)


                                         By: GILBERT H. KLIMAN
                                             -----------------------------------
                                         (Signature)


                                         Title: Venture Member
                                               ---------------------------------
                                         Address: 3000 Sand Hill Road #3-255
                                                 -------------------------------
                                                  Menlo Park, CA 94025
                                                 -------------------------------



                AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

         IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated Investors' Rights Agreement as of the date set forth in the first paragraph hereof.



CORPORATION:                                                     INVESTORS:

                                         COMDISCO, INC.
ADESSO SPECIALTY SERVICES                ---------------------------------------
ORGANIZATION INC.                        (Print Name of Purchaser)


By:                                      By: /s/ Jill C. Hanses
  ------------------------                  ------------------------------------
   Brian K. Barnard                      (Signature)
   Chief Executive Officer
                                                      Jill C. Hanses
                                         Title: Senior Vice President
                                               ---------------------------------
                                         Address: 6111 North River Road
                                                 -------------------------------
                                                  Rosemont IL 60018
                                                 -------------------------------

FOUNDER:


------------------------
Richard B. Lanman, M.D.





               AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT

                                    EXHIBIT A

                              SCHEDULE OF INVESTORS


         TECHNOLOGY FUNDING VENTURES PARTNERS V,
         AN AGGRESSIVE GROWTH FUND, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING VENTURE PARTNERS IV,
         AN AGGRESSIVE GROWTH FUND, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING PARTNERS III, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         TECHNOLOGY FUNDING MEDICAL PARTNERS I, L.P.
         2000 Alameda de las Pulgas #250
         San Mateo, CA  94403
         ATTN: Charles R. Kokesh

         SEQUOIA CAPITAL VI
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA TECHNOLOGY PARTNERS VI
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA 1995
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SEQUOIA 1997
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         SQP 1997
         3000 Sand Hill Road
         Building 4, Suite 280
         Menlo Park, CA  94025
         ATTN: Thomas F. Stephenson

         NEW ENTERPRISE ASSOCIATES VII, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         NEA VENTURES 1997, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         NEA PRESIDENT'S FUND, L.P.
         2490 Sand Hill Road
         Menlo Park, CA  94025
         Attn: Charles Linehan

         INTERWEST PARTNERS VI, L.P.
         3000 Sand Hill Road
         Building 3, Suite 255
         Menlo Park, CA  94025
         ATTN: Gilbert H. Kliman, MD

         COMDISCO VENTURES
         3000 Sand Hill Road
         Building 1, Suite 155
         Menlo Park, CA 94025

         HYBRID VENTURE PARTNERS, L.P.
         3000 Sand Hill Road
         Building 1, Suite 155
         Menlo Park, CA 94025

         JOHN AND MARVA WARNOCK
         260 Surrey Place
         Los Altos, CA  94022

         RICHARD B. AND ALANNA PURCELL LANMAN
         2835 Zanker Road
         San Jose, CA  95134

         STUART AND MARTHA STREUVER
         1398 Camino Corto
         Santa Fe, NM  87501




         WALTER AND KATHLEEN CANEVARO
         6045 Ostenberg Drive
         San Jose, CA 95120

         GC & H INVESTMENTS
         One Maritime Plaza
         20th Floor
         San Francisco, CA  94111-3580
         Attn: John Cardoza

         DAVID G. ARSCOTT
         1550 El Camino Real, Suite 275
         Menlo Park, CA  94025

         CURTIS TERRY
         2121 N. California
         7th Floor
         Walnut Creek, CA  94596

         KENNETH ZIMMERMAN
         1133 Barroilhet Avenue
         Hillsborough, CA 94010

         CARDIOVASCULAR MEDICINE & CARDIAC ARRHYTHMIAS AN
         INCORPORATED MEDICAL GROUP PROFIT SHARING TRUST FBO: ROGER A. WINKLE 770 Welch Road, Suite 100
         Palo Alto, CA  94304

         CARDIOVASCULAR MEDICINE & CARDIAC ARRHYTHMIAS AN
         INCORPORATED MEDICAL GROUP PROFIT SHARING TRUST FBO: BRUCE BENEDICK 770 Welch Road, Suite 100
         Palo Alto, CA  94304

         BRUCE A. BENEDICK
         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         R. HARDWIN MEAD

         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         COMPASS MANAGEMENT PARTNER
         249 Catalpa Drive
         Atherton, CA  94025




         JEROME GROSSMAN
         500 Boylston Street, Suite 550
         Boston, MA  02116

         NELLIS A. SMITH
         770 Welch Road, Suite 100
         Palo Alto, CA  94304

         R. JUDD JESSUP
         30962 Via Serenidad
         Coto de Caza,CA  92679

         DAVID HIRSH
         14 Idis Lane
         Marathon, Florida 33050

         CAROL BERRY
         3430 King's Lane
         San Mateo, CA  94022

         ELIZABETH MULLEN
         491 17th Avenue
         San Francisco, CA  94121

         BERN 1996 TRUST
         1750 El Camino Real, Suite 105
         Burlingame, CA  94010

         LISA MCCONNELL
         1732 Anamor Street
         Redwood City, CA  94061

         RITA (BATEY) COMES
         950 Arbor Road
         Menlo Park, CA  94025

         DAVID H. STOUT
         25 McAker Court #133

         San Mateo, CA  94403

         CURTIS J. THORNE
         100 West Hillwood Drive
         Nashville, TN 37205

         KATHLEEN SMITH
         215 Danube Drive
         Aptos, CA  95003

         MICHELLE D. HERRERA
         18019 Castlewood Court
         Hayward, CA  94541

         RUTH KALISH
         242 Pond Road
         Vineyard Haven, MA 02568

         LARS STRINGAS
         1386 Guerrero #2
         San Francisco, CA  94110

         JONATHAN G. CHEN
         3247 Segovia Court
         San Jose, CA  95127

         RUDER REVOCABLE INTERVIVOS TRUST DTD 9/15/93
         2900 Whipple Avenue, Suite 205
         Redwood City, CA  94062
         ATTN: Mike Ruder, MD

         EDWARD T. ANDERSON
         2900 Whipple Avenue, Suite 205
         Redwood City, CA  94062

         JONES LIVING TRUST DTD 7/27/90
         5483 Blackhawk Drive
         Danville, CA  94506
         ATTN: Brent Jones

         THOMAS A. VARDELL
         41 Castledown
         Pleasanton, CA  94566

         HARRIS BARTON
         Champion Fund
         1031 Middlefield Road
         Redwood City, CA  94063

         BRENT JONES
         5483 Blackhawk Drive
         Danville, CA  94506


         CHARLES LINEHAN MD (as an Individual)
         2490 Sand Hill Road
         Menlo Park, CA  94025